Exhibit 10.28

EXECUTION VERSION

COLLATERAL AGENCY AGREEMENT

among

ZIPCAR VEHICLE FINANCING LLC,

as a grantor,

ZIPCAR, INC.,

as Servicer,

DEUTSCHE BANK TRUST COMPANY AMERICAS

as a secured party,

not in its individual capacity but solely

as Trustee,

and

DEUTSCHE BANK TRUST COMPANY AMERICAS

not in its individual capacity but solely

as Collateral Agent,

Dated as of May 24, 2010

i

EXHIBITS

Exhibit A        Servicer’s Fleet Report

Exhibit B        Power of Attorney

ii

COLLATERAL AGENCY AGREEMENT

THIS COLLATERAL AGENCY AGREEMENT, dated as of May 24, 2010 (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), among ZIPCAR VEHICLE FINANCING LLC, a Delaware limited liability company (“ZVF”), as grantor (the “Grantor”), ZIPCAR, INC., a Delaware corporation (“Zipcar”), as Servicer (in such capacity, the “Servicer”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (not in its individual capacity but solely as Trustee on behalf of the Indenture Noteholders under the Indenture), as a secured party on behalf of the Noteholders (the “General Secured Party”) and as secured party on behalf of the Segregated Noteholders of each Segregated Collateral Agency Series (with respect to any such Segregated Series and the Series-Specific Collateral related thereto, the “Segregated Series Secured Party”, and, together with the General Secured Party, the “Secured Parties”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, ZVF owns and will from time to time acquire Vehicles and (i) lease certain of the Vehicles to Zipcar for use in Zipcar’s daily domestic car-sharing business pursuant to the ZVF Lease (the “ZVF Vehicles”) and (ii) lease other Vehicles to Zipcar for use in Zipcar’s daily domestic car-sharing business pursuant to the applicable Segregated Series Lease (the “ZVF Segregated Vehicles”);

WHEREAS, ZVF will finance certain of the ZVF Vehicles and ZVF Segregated Vehicles by issuing Series of Notes and Segregated Series of Notes, respectively, pursuant to that certain Base Indenture dated as of May 24, 2010 between ZVF and Deutsche Bank Trust Company Americas, as trustee (as such Base Indenture may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the “Base Indenture”);

WHEREAS, Deutsche Bank Trust Company Americas has agreed to act as Collateral Agent on behalf of the Secured Parties, and in its capacity as Collateral Agent to be named as lienholder for the benefit of the applicable Secured Parties on the Certificates of Title for (x) the ZVF Vehicles and (y) the ZVF Segregated Vehicles relating to each Segregated Collateral Agency Series;

NOW, THEREFORE, in consideration of the premises and to induce the Trustee to enter into the Base Indenture and, as a condition precedent to the issuance of any Series of Notes thereunder, ZVF hereby agrees with the Collateral Agent for the benefit of the General Secured Party, and to induce the Trustee from time to time to enter into a Segregated Series Supplement to the Base Indenture and, as a condition precedent to the issuance of any Segregated Collateral Agency Series thereunder, ZVF herby agrees with the Collateral Agent for the benefit of each Segregated Series Secured Party, as follows:

ARTICLE I

CERTAIN DEFINITIONS

SECTION 1.1. Certain Definitions. Unless otherwise specified herein, capitalized terms used herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Definitions List attached as Schedule I to the Base Indenture, as such Definitions List may be amended or modified from time to time in accordance with the provisions of the Base Indenture (the “Definitions List”); provided, that, if any such capitalized term is defined in the Base Indenture, but has a corresponding Segregated Series-specific definition set forth in the related Segregated Series Supplement, the capitalized term set forth herein shall have the meaning of the corresponding Segregated Series-specific definition set forth in the applicable Segregated Series Supplement in all contexts relating to ZVF Segregated Vehicle Collateral that constitute Series-Specific Collateral for such Segregated Series.

SECTION 1.2. Interpretation and Construction. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, to the singular include the plural and to the part include the whole. The words “hereof”, “herein”, “hereunder” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”. Sections and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation hereof in any respect. Section, subsection and exhibit references are to this Agreement unless otherwise specified. As used in this Agreement, the masculine, feminine or neuter gender shall each be deemed to include the others whenever the context so indicates.

ARTICLE II

COLLATERAL AGENT AS LIENHOLDER

FOR THE SECURED PARTIES

SECTION 2.1. Security Interest. (a) Grant by ZVF for the benefit of the General Secured Party for the Further Benefit of Noteholders. As security for the payment of the Note Obligations from time to time owing by ZVF under the Indenture, ZVF hereby grants, pledges and assigns to the Collateral Agent for the benefit of the General Secured Party for the further benefit of the Noteholders a security interest in all right, title and interest of ZVF in, to and under the following, whether now existing or hereafter acquired (the “ZVF Vehicle Collateral”):

(i) all ZVF Vehicles and all Certificates of Title with respect thereto;

(ii) all sale or other proceeds from the disposition of ZVF Vehicles, including all monies due in respect of such ZVF Vehicles, whether payable as the purchase price of such Vehicles, or as related fees, expenses, costs, indemnities, insurance recoveries, or otherwise;

(iii) all payments and claims under insurance policies (whether or not the Collateral Agent or the General Secured Party is named as the loss payee thereof) with respect to ZVF Vehicles or any warranty payable by reason of loss or damage to, or otherwise with respect to, any of such ZVF Vehicles;

(iv) all monies on deposit from time to time in the Collateral Accounts relating to the ZVF Vehicles including all amounts constituting proceeds from the disposition of or otherwise arising from, related to or in respect of ZVF Vehicles and all proceeds thereof; and

(v) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

(b) Grant by ZVF for the Benefit of the Segregated Series Secured Party for the Further Benefit of the Segregated Noteholders of a Segregated Series. As security for the payment of the respective obligations in respect of the Segregated Series Note Obligations from time to time owing by ZVF under the Indenture with respect to each Segregated Collateral Agency Series, ZVF hereby grants, pledges and assigns to the Collateral Agent for the benefit of the applicable Segregated Series Secured Party for the further benefit of the Segregated Noteholders of such Segregated Series a security interest in all right, title and interest of ZVF in, to and under the following, whether now existing or hereafter acquired (with respect to such Segregated Series, the “ZVF Segregated Series Vehicle Collateral” and the ZVF Segregated Series Vehicle Collateral with respect to all Segregated Collateral Agency Series, the “ZVF Segregated Vehicle Collateral”):

(i) all ZVF Segregated Vehicles relating to such Segregated Series and all Certificates of Title with respect thereto;

(ii) all sale or other proceeds from the disposition of such ZVF Segregated Vehicles relating to such Segregated Series, including all monies due in respect of such ZVF Segregated Vehicles, whether payable as the purchase price of such Vehicles, or as related fees, expenses, costs, indemnities, insurance recoveries, or otherwise;

(iii) all payments and claims under insurance policies (whether or not the Collateral Agent or the applicable Segregated Series Secured Party is named as the loss payee thereof) with respect to such ZVF Segregated Vehicles relating to such Segregated Series or any warranty payable by reason of loss or damage to, or otherwise with respect to, any of such ZVF Segregated Vehicles;

(iv) all monies on deposit from time to time in the Collateral Accounts relating to the ZVF Segregated Vehicles including all amounts constituting proceeds from the disposition of or otherwise arising from, related to or in respect of such ZVF Segregated Vehicles relating to such Segregated Series, and all proceeds thereof; and

(v) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

The Grantor and each Secured Party hereby authorize the Collateral Agent to be named as the first lienholder on the Certificates of Title for the ZVF Vehicles and the ZVF Segregated Vehicles for each Segregated Collateral Agency Series, in a representative capacity, as Collateral Agent for the Secured Parties. The Collateral Agent agrees that all of its right, title and interest in and to the Vehicle Collateral shall be solely for the respective benefit of the related Secured Party. For the avoidance of doubt each Segregated Series Secured Party shall hold all such right, title and interest with respect to a pool of Series-Specific Collateral solely for the benefit of the applicable Segregated Collateral Agency Series.

(c) Notwithstanding the assignment and security interest so granted to the Collateral Agent on behalf of the General Secured Party pursuant to subsection (a) above, the Grantor shall nevertheless be permitted, subject to the Collateral Agent’s right (for the avoidance of doubt, subject to Section 5.4(g)) to revoke such permission in the event of an Amortization Event with respect to any Series of Notes Outstanding, to give all consents, requests, notices, directions, approvals, extensions or waivers, if any, which are required to be given in the normal course of business in connection with the ZVF Vehicles or any Collateral Agreement (which, for the avoidance of doubt, does not include waivers of default under any of the Collateral Agreements). Notwithstanding the assignment and security interest so granted to the Collateral Agent on behalf of each Segregated Series Secured Party pursuant to subsection (b) above, the Grantor shall nevertheless be permitted, subject to the Collateral Agent’s right (for the avoidance of doubt, subject to Section 5.4(g)) to revoke such permission relating to the applicable ZVF Segregated Series Vehicle Collateral with respect to ZVF in the event of an Amortization Event with respect to the applicable Segregated Series of Notes Outstanding, to give all consents, requests, notices, directions, approvals, extensions or waivers, if any, which are required to be given in the normal course of business in connection with the ZVF Segregated Vehicles included as ZVF Segregated Series Vehicle Collateral with respect to such Segregated Series or any collateral agreement (which, for the avoidance of doubt, does not include waivers of default under any of the Collateral Agreements) relating to such Segregated Series.

(d) The General Secured Party, in its capacity as a secured party on behalf of the Noteholders, hereby agrees that it shall be entitled to the benefits of this Agreement only with respect to the ZVF Vehicles and the other ZVF Vehicle Collateral. The General Secured Party hereby acknowledges that it shall have no interest in (i) any ZVF Segregated Vehicle, (ii) any funds in a Collateral Account that are proceeds of any ZVF Segregated Vehicle, (iii) any other portion of the ZVF Segregated Vehicle Collateral, in each case regardless of the time, order, manner or nature of attachment or perfection of security interests in the ZVF Vehicles or the ZVF Segregated Vehicles (including the giving of or failure to give any purchase money security interest or other notice, or the order of filing financing statements), or any provision of the UCC, the Bankruptcy Code, or other applicable law.

(e) Each Segregated Series Secured Party, in its capacity as secured party on behalf of the Segregated Noteholders of a particular Segregated Series of Notes, hereby agrees that it shall be entitled to the benefits of this Agreement only with respect to the ZVF Segregated

Vehicles included as Series-Specific Collateral with respect to such Segregated Series of Notes and the related ZVF Segregated Series Vehicle Collateral. The Segregated Series Secured Party for such Segregated Series of Notes hereby acknowledges that, in such capacity, it shall have no interest in (i) any ZVF Vehicle or any ZVF Segregated Vehicle not included as Series-Specific Collateral with respect to such Segregated Series of Notes, (ii) any funds in a Collateral Account that are proceeds of any ZVF Vehicle or any ZVF Segregated Vehicle not included as Series-Specific Collateral with respect to such Segregated Series of Notes or (iii) any other portion of the ZVF Vehicle Collateral or the ZVF Segregated Vehicle Collateral not included as ZVF Segregated Series Vehicle Collateral with respect to such Segregated Series of Notes, in each case regardless of the time, order, manner or nature of attachment or perfection of security interests in the ZVF Vehicles or the ZVF Segregated Vehicles (including the giving of or failure to give any purchase money security interest or other notice, or the order of filing financing statements), or any provision of the UCC, the Bankruptcy Code, or other applicable law.

(f) References herein to “ZVF Segregated Vehicles” shall not include the ZVF Segregated Vehicles pledged to a collateral agent other than the Collateral Agent for the benefit of any Segregated Non-Collateral Agency Series unless expressly stated to the contrary herein.

SECTION 2.2. Designation of Vehicles. The Servicer shall identify on its computer system all Vehicles subject to the ZVF Lease as ZVF Vehicles and all Vehicles subject to each Segregated Series Lease as ZVF Segregated Vehicles (noting the particular Segregated Series Lease pursuant to which they are leased). The designation of the Vehicles as ZVF Vehicles and ZVF Segregated Vehicles (including the notation indicating the particular Segregated Series Lease to which they are leased) on the Servicer’s computer system shall be considered prima facie evidence of (x) the General Secured Party’s rights with respect to the ZVF Vehicles and the other ZVF Vehicle Collateral and (y) each Segregated Series Secured Party’s rights with respect to the applicable ZVF Segregated Vehicles and the other ZVF Segregated Series Vehicle Collateral relating to such Segregated Collateral Agency Series. If at any time a Secured Party reasonably believes that such designation (including such a notation indicating a particular Segregated Series) by the Servicer is incorrect, it may dispute (the “disputing Secured Party”) such designation by delivering a written notice to each of the Servicer and the Collateral Agent setting forth its claim (a “Reassignment Claim”) as to the correct designation of a ZVF Vehicle or a ZVF Segregated Vehicle, as the case may be (each a “redesignation”). The Servicer shall, promptly upon receipt of such notice, distribute a copy thereof to the Grantor and the Secured Party designated as the beneficiary of such Vehicle (the “non-disputing Secured Party”). The non-disputing Secured Party shall, within ten (10) Business Days of receipt of such notice from the Servicer, notify each of the Servicer and the Collateral Agent in writing as to whether it consents to the disputing Secured Party’s redesignation; it being understood that to the extent the consenting Secured Party is the Trustee, such Secured Party shall be entitled to and fully protected in relying upon a direction from the Requisite Investors. If the Servicer and the Collateral Agent receive written notice from the non-disputing Secured Party consenting to the disputing Secured Party’s redesignation within the period set forth above, the Servicer shall promptly effect such redesignation on its computer system.

SECTION 2.3. Servicer’s Fleet Reports. (a) On or prior to each Determination Date, the Servicer shall furnish or cause to be furnished to the Collateral Agent a report (which may be on diskette or other electronic medium reasonably acceptable to the

Collateral Agent) substantially in the form of Exhibit A (each such report, a “Fleet Report”), (i) identifying the ZVF Vehicles and the ZVF Segregated Vehicles (and the particular Segregated Series Lease pursuant to which such ZVF Segregated Vehicles is leased) as of the last day of the Related Month, (ii) listing each such Vehicle by the VIN with respect to such Vehicle, (iii) identifying the date of the original purchase of each such Vehicle, (iv) showing, as of the last day of the Related Month, the Capitalized Cost, the Third Party Market Value and the Net Book Value of each such Vehicle, (v) identifying the state in which each such Vehicle is titled, (vi) providing a list of all locations in which the Certificates of Title for the ZVF Vehicles and the ZVF Segregated Vehicles are held by the Servicer or Servicer’s Agents as of such date, (viii) providing the name and address of all Servicer’s Agents as of such date and (ix) providing on a confidential basis (A) the actual mileage of each such Vehicle as of its last check-in and (B) the date of the last check-in of each such Vehicle.

(b) The Collateral Agent shall make the most recent Fleet Report available for inspection by any Secured Party at the Corporate Trust Office, during normal business hours, upon such Secured Party’s prior written request.

(c) On each Business Day commencing on the Initial Closing Date, the Servicer shall prepare and maintain a report identifying the ZVF Vehicles and ZVF Segregated Vehicles (specifying the particular Segregated Series Lease pursuant to which such ZVF Segregated Vehicle is leased), and the other vehicles owned by Zipcar separately by the VIN with respect to each such vehicle as of the close of business on the immediately preceding Business Day, and shall deliver such report to ZVF upon its request.

(d) For so long as a Liquidation Event of Default or a Limited Liquidation Event of Default has occurred and is continuing, the Servicer shall furnish or cause to be furnished to ZVF on a weekly basis a report (which may be on diskette or other electronic medium) that contains the data set forth in a Fleet Report, but determined on a weekly basis, and ZVF shall furnish or cause to be furnished to each General Secured Party such weekly Fleet Report, and so long as a Liquidation Event of Default (as defined in the applicable Segregated Series Supplement) or a Limited Liquidation Event of Default (as defined in the applicable Segregated Series Supplement) has occurred and is continuing with respect to any Segregated Series of Notes, the Servicer shall furnish or cause to be furnished to ZVF on a weekly basis a report (which may be on diskette or other electronic medium) that contains the data set forth in a Fleet Report, but determined on a weekly basis, and ZVF shall furnish or cause to be furnished to the Segregated Series Secured Party for such Series such weekly Fleet Report.

(e) The Collateral Agent shall be entitled to request from the Servicer, with 10 Business Days, prior written notice, a fully-uploadable list of Vehicles indicating whether any Vehicle is a ZVF Segregated Vehicle (and, if such Vehicle is a ZVF Segregated Vehicle, to which Segregated Series such ZVF Segregated Vehicle relates) or a ZVF Vehicle.

SECTION 2.4. Collateral Accounts. (a) The Collateral Agent shall establish and maintain for the benefit of the Secured Parties one or more accounts, as “Deposit Accounts” under and as defined in Section 9-102(a)(29) of the New York UCC (each a “Collateral Account”), each in the name of the Collateral Agent that shall be administered and operated as provided in this Agreement, bearing a designation clearly indicating that the funds deposited therein are held for the respective benefit of the respective Secured Parties as their interests may appear. Each Collateral Account shall be maintained (i) with a Qualified Institution or (ii) as a segregated trust account with a Qualified Trust Institution. If any Collateral Account is not maintained in accordance with the previous sentence, then within ten (10) Business Days of obtaining knowledge of such fact, the Collateral Agent shall establish a new Collateral Account which complies with such sentence and transfer into the new Collateral Account all funds from the non-qualifying Collateral Account. Initially, each Collateral Account will be established with the Collateral Agent. Notwithstanding any contrary provision that may be contained in any Related Document, the provisions contained in this Agreement relating to the Collateral Accounts and to the flow of funds into and out of the Collateral Accounts are consented to by the parties hereto (in accordance with Section 6.1 hereof) and shall control.

(b) The Servicer and the Grantor shall cause:

(i) all amounts representing the proceeds from sales of ZVF Vehicles or ZVF Segregated Vehicles to third parties to be deposited directly into a Collateral Account and, to the extent that any such amounts are received by the Servicer, to be deposited into a Collateral Account within two Business Days of such receipt;

(ii) all insurance proceeds and warranty payments in respect of ZVF Vehicles or ZVF Segregated Vehicles to be deposited directly into a Collateral Account and, to the extent that any such insurance proceeds or warranty payments are received by the Servicer, to be deposited into a Collateral Account within two Business Days of such receipt; provided, however, that unless an Amortization Event or Specified Potential Amortization Event with respect to any Series of Notes has occurred and is continuing, insurance proceeds and warranty payments with respect to the ZVF Vehicles shall not be required to be deposited in a Collateral Account; provided, further, however, that unless an Amortization Event with respect to a Segregated Collateral Agency Series Outstanding has occurred and is continuing, insurance proceeds and warranty payments with respect to the ZVF Segregated Vehicles relating to such Segregated Series shall not be required to be deposited into a Collateral Account; and

(iii) all other Proceeds from the sale (other than a sale to Zipcar under Section 2.4 of the ZVF Lease) of the Vehicle Collateral, to be deposited directly into the applicable Collateral Account and, to the extent that any such Proceeds are received by the Servicer, to be deposited into a Collateral Account within two Business Days of such receipt.

In addition, if the Grantor receives any Proceeds of the Vehicle Collateral directly, it shall deposit such Proceeds into a Collateral Account within two Business Days of receipt. Notwithstanding the foregoing, if the Servicer receives any amount pursuant to clause (i) or (ii) of this Section 2.4(b) and determines that such amount is Proceeds of the ZVF Collateral, Proceeds of the ZVF Segregated Collateral or Proceeds with respect to the other vehicles owned by Zipcar before it is obligated to deposit such amount into a Collateral Account in accordance with this Section 2.4(b), the Servicer shall deposit such amount directly into the Collection Account if it is Proceeds of the ZVF Vehicle Collateral, deposit such amount directly into the collection account specified in the Segregated Series Supplement for the applicable Segregated Series of Notes if it is Proceeds of any ZVF Segregated Series Vehicle Collateral and deposit such amount into an account specified by Zipcar if it is Proceeds of other vehicles owned by Zipcar.

(c) The Collateral Agent shall promptly notify the Servicer when funds are deposited in any Collateral Account or, in lieu thereof, the Collateral Agent may grant the Servicer online access in “read-only” format to view balances, deposits and activity relating to the Collateral Account. Promptly after the deposit of any funds into a Collateral Account, but in no event more than three Business Days thereafter, the Servicer shall instruct the Collateral Agent in writing as to (i) the amount thereof which represents Proceeds of the ZVF Vehicle Collateral and (ii) the amount thereof which represents Proceeds of ZVF Segregated Series Vehicle Collateral with respect to each Segregated Series. The Collateral Agent shall pursuant to and promptly after receipt of instructions from the Servicer, withdraw from the applicable Collateral Account and deposit in the Collection Account all amounts representing Proceeds of the ZVF Collateral and withdraw from the applicable Collateral Account and deposit in the appropriate collection account relating to the applicable Segregated Series all amounts representing Proceeds of any ZVF Segregated Series Vehicle Collateral.

(d) If at any time the Servicer or any Secured Party shall receive any funds with respect to which it has knowledge that it is not entitled pursuant to the provisions of this Agreement, the Servicer or such Secured Party shall so advise the other parties hereto in writing (upon which written advice the Collateral Agent may conclusively rely) and the Servicer or such Secured Party, as the case may be, shall forthwith take reasonable steps to ensure that such funds are remitted to the Person so entitled thereto or as such Person directs or as otherwise provided in the Related Documents.

SECTION 2.5. Certificates of Title. (a) The Servicer or its designated agents (each such agent that agrees to perform services subject to the applicable terms hereof and of the other Related Documents and that is consented to by the Issuer, the “Servicer’s Agent”) on behalf of the Servicer shall hold all of the Certificates of Title for the ZVF Vehicles and the ZVF Segregated Vehicles in the Servicer’s capacity as agent of, and custodian for, the Collateral Agent. The Servicer or the Servicer’s Agents on behalf of the Servicer shall (i) hold all such Certificates of Title, under lock and key, in a safe fireproof location at one or more of the offices specified in each Fleet Report delivered by the Servicer pursuant to Section 2.3, and (ii) not release or surrender any such Certificate of Title other than Certificates of Title as to which the security interest of the Collateral Agent has been released in accordance with Section 2.6 of this Agreement; provided, however that the Servicer or the Servicer’s Agents, on behalf of and at the direction of the Servicer, may deliver the Certificate of Title for any ZVF Vehicle or ZVF Segregated Vehicle sold or otherwise disposed of in accordance with the Related Documents to the purchaser thereof, together with any documentation necessary to effect the removal of the notation of the Lien of this Agreement on such Certificate of Title upon the release of the lien of such ZVF Vehicle or ZVF Segregated Vehicle, as the case may be, in accordance with Section 2.6. The Servicer shall cause the Certificates of Title with respect to each ZVF Vehicle and ZVF Segregated Vehicle to show ZVF as the registered owner of such Vehicle, and the Collateral Agent, as agent, as the first lienholder, at the address of one of the offices of the Servicer referred to in the preceding sentence. The Servicer shall pay any compensation payable to a Servicer’s

Agent from its own funds. Notwithstanding any delegation of duties to a Servicer’s Agent hereunder, the Servicer shall not be relieved of its liability and responsibility with respect to such duties. The Servicer shall notify the Rating Agencies, if any, in writing at least thirty (30) days prior to the replacement of an existing Servicer’s Agent or the designation of any new Servicer’s Agent.

(b) The Collateral Agent hereby grants to the Servicer a power of attorney to take any and all actions, in the name of the Collateral Agent, (i) to note the Collateral Agent as the holder of a first lien on the Certificates of Title for the ZVF Vehicles and the ZVF Segregated Vehicles, and/or otherwise ensure that the first Lien shown on any and all Certificates of Title for the ZVF Vehicles and the ZVF Segregated Vehicles is in the name of the Collateral Agent and (ii) to release the Collateral Agent’s Lien on any Certificate of Title in connection with the release of the related Vehicle from the Lien of this Agreement in accordance with Section 2.6. Nothing in this Agreement shall be construed as authorization from the Collateral Agent to the Servicer to release any Lien on the Certificates of Title for the ZVF Vehicles and the ZVF Segregated Vehicles except upon compliance with this Agreement. To further evidence the power of attorney referred to in this Section 2.5(b), the Collateral Agent agrees that upon request of the Servicer it will execute a separate power of attorney in respect of the ZVF Vehicles or the ZVF Segregated Vehicles pledged for the benefit of each Segregated Series substantially in the form of Exhibit B. In no event shall the Collateral Agent or the Trustee have any responsibility for or liability in connection with any action taken pursuant to the Power of Attorney.

If, notwithstanding the grant of the Power of Attorney, the Collateral Agent or Trustee is requested to execute a document to evidence a release of Lien of Certificate of Title, the Collateral Agent and/or the Trustee shall be entitled to receive a Company Order authorizing it to execute such release, together with an Officer’s Certificate stating that such release is permitted by the Related Documents. If, after a Liquidation Event of Default, ZVF has not provided such a Company Order or the Collateral Agent is not otherwise acting at the direction of the Servicer in accordance with Section 2.5(c), within a reasonable time after a request for a Company Order, the Collateral Agent and/or the Trustee may seek a general direction from the Requisite Investors directing it to execute any documents evidencing a release of Liens of Certificates of Title on which direction the Collateral Agent and/or the Trustee shall be entitled to rely.

(c) After the occurrence and during the continuance of an Amortization Event with respect to any Series of Notes Outstanding, the General Secured Party may cause the Collateral Agent to terminate the power of attorney in respect of the ZVF Vehicles referred to in Section 2.5(b) (including the related power granted under Section 2.5(b)) by giving written notice to such effect to the Servicer and the Collateral Agent. After the occurrence and during the continuance of an Amortization Event with respect to a Segregated Collateral Agency Series, the applicable Segregated Series Secured Party may cause the Collateral Agent to terminate the power of attorney in respect of the ZVF Segregated Vehicles pledged for the benefit of such Segregated Series referred to in Section 2.5(b) (including the related power granted under Section 2.5(b)) by giving written notice to such effect to the Servicer and the Collateral Agent. The Servicer agrees that upon receipt of any such notice such power of attorney shall automatically terminate by giving written notice to such effect to the Servicer. After any such termination, the Collateral Agent will follow the written direction of the Servicer to release liens on ZVF Vehicles or ZVF Segregated Vehicles, as applicable, unless a contrary written direction is received from the applicable Secured Party.

SECTION 2.6. Release of Collateral. (a) With respect to any ZVF Vehicle, from and after (i) the date of the deposit of the Disposition Proceeds of such ZVF Vehicle by or on behalf of ZVF into the Collection Account and (ii) in the case of a Casualty, the date the related Casualty Payment is deposited into the Collection Account, such ZVF Vehicle and the related Certificate of Title shall automatically be released from the Lien of this Agreement.

(b) With respect to any ZVF Segregated Vehicle, from and after (i) the date of the deposit of the disposition proceeds of such ZVF Segregated Vehicle by or on behalf of ZVF into the collection account established pursuant to the related Segregated Series Supplement and (ii) in the case of a casualty, the date the related payment is deposited into the collection account established pursuant to the related Segregated Series Supplement, such ZVF Segregated Vehicle and the related Certificate of Title shall automatically be released from the Lien of this Agreement.

(c) A third party who buys a Vehicle from ZVF in the ordinary course of business shall take such Vehicle free of any Lien created pursuant to this Agreement.

(d) On each Determination Date, the Servicer will provide the Collateral Agent and each Secured Party with a list of ZVF Vehicles and ZVF Segregated Vehicles as to which the Lien of the Collateral Agent has been released during the Related Month.

(e) In connection with any release permitted under this Section 2.6, the Collateral Agent and each Secured Party agrees to execute such further documents, if any, as may be reasonably requested by the Servicer to effect such release; provided, that any such party has received a Company Order authorizing it to execute such release, together with an Officer’s Certificate stating that such release is permitted by the Related Documents.

ARTICLE III

THE SERVICER

SECTION 3.1. Acceptance of Appointment. The Collateral Agent and each Secured Party hereby appoints Zipcar, and Zipcar hereby agrees to act, as the initial Servicer under this Agreement. The appointment of the initial Servicer hereunder is deemed to be an appointment with due care.

SECTION 3.2. Servicer Functions. The Servicer shall service and administer the Vehicles in accordance with the terms of this Agreement and the ZVF Lease or Segregated Series Lease, as applicable, and without limitation of the foregoing, the Servicer shall: (i) cause the Collateral Agent to be shown as the first lienholder on all Certificates of Title for the ZVF Vehicles and the ZVF Segregated Vehicles with respect to a Segregated Collateral Agency Series in accordance with Section 2.5, (ii) designate Vehicles subject to the ZVF Lease as ZVF Vehicles and Vehicles subject to a Segregated Series Lease with respect to a Segregated Collateral Agency Series as ZVF Segregated Vehicles (noting the particular Segregated Series to which they are leased) on its computer system in accordance with Section 2.2, (iii) collect all amounts due and owing to the Grantor in respect of such Vehicles and the other Vehicle Collateral, (iv) to deposit all sale proceeds from sales of ZVF Vehicles and ZVF Segregated Vehicles to third parties and insurance proceeds and warranty payments in respect of such Vehicles received directly by the Servicer into a Collateral Account within two Business Days of receipt by the Servicer in accordance with Section 2.4(b), (vii) furnish the Servicer’s Fleet Report as provided in Section 2.3, (viii) instruct the Collateral Agent in writing to make distributions, withdrawals and payments from the Collateral Accounts in accordance with Section 2.4 and (ix) otherwise administer and service the ZVF Vehicles and ZVF Segregated Vehicles in accordance with the Related Documents. The Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder to do any and all things in connection with its servicing and administration duties which it may deem necessary or desirable to accomplish such servicing and administration duties and which does not materially adversely affect the interests of any Secured Party unless otherwise prohibited by the Related Documents.

SECTION 3.3. The Servicer Not to Resign. Without the prior written consent of the Collateral Agent and each of the Secured Parties, the Servicer shall not resign from the obligations and duties imposed on it hereunder.

SECTION 3.4. Servicing Rights of Collateral Agent. (a) If the Servicer shall fail to perform any of its obligations hereunder, which failure adversely affects one or more of the Secured Parties, or a Servicer Default has occurred and is continuing, the Collateral Agent, at the direction and at the expense of each Secured Party so adversely affected thereby, shall take such action or cause such action to be taken, to perform such obligations as shall be so directed by such Secured Party, whereupon the Collateral Agent shall have full right and authority to take or cause to be taken such action so directed.

(b) In the event that the Collateral Agent is directed to take any action with respect to the ZVF Vehicles or the ZVF Segregated Vehicles or perform any obligation of the Servicer pursuant to Section 3.4 of this Agreement, the Servicer shall fully cooperate with the Collateral Agent in any manner requested by the Collateral Agent or the applicable Secured Party in order to assist the Collateral Agent in taking any such action or performing any such duty.

SECTION 3.5. Incumbency Certificate. With the delivery of this Agreement and from time to time thereafter, the Grantor and the Servicer shall furnish to the Collateral Agent a certificate (each, an “Incumbency Certificate”) certifying as to the incumbency and specimen signatures of each of their respective Authorized Officers. Until the Collateral Agent receives a subsequent Incumbency Certificate, the Collateral Agent shall be entitled to rely on the last such Incumbency Certificate delivered to it for purposes of determining the Authorized Officers.

SECTION 3.6. Effective Period and Termination. The Servicer’s appointment hereunder shall become effective on the date hereof and shall continue in full force and effect until terminated pursuant to this Section 3.6 or until this Agreement shall be terminated. Upon the occurrence of a Servicer Default, ZVF or the Trustee may, in accordance with the provisions of Section 16.7 of the ZVF Lease and Section 8.7(c) of the Base Indenture, terminate the Servicer and appoint a successor Servicer in respect of the ZVF Vehicles; provided that no such termination shall become effective until a successor Servicer with respect to the ZVF Vehicles has been appointed and such successor Servicer has agreed in writing to assume the duties of the Servicer with respect to the ZVF Vehicle hereunder and under the other Related Documents. The parties hereto agree that the delivery by the Trustee and the Collateral Agent of a Fiserv Action Notice (as such term is defined in the Back-Up Disposition Agreement) in accordance with the terms of the Back-Up Disposition Agreement shall constitute a termination of the Servicer and an appointment of the Back-Up Disposition Agent (as such term is defined in the Back-Up Disposition Agent Agreement) as a successor Servicer in accordance with the terms of this Agreement, the ZVF Lease and the Indenture, for which no consent of the Trustee shall be required. As soon as practicable after any termination of such appointment, the Servicer shall, at its expense, deliver all documents and records relating to the ZVF Vehicle Collateral, including, without limitation, the most recent Fleet Report, to such successor Servicer and to the General Secured Party or the General Secured Party’s agent at such place or places as the General Secured Party may reasonably designate. If all of the rights and obligations of Zipcar as Servicer under any Segregated Series Lease relating to a Segregated Collateral Agency Series shall have been terminated under the applicable section of such Segregated Series Lease, the appointment of Zipcar as Servicer in respect of the ZVF Segregated Vehicles relating to such Segregated Series hereunder may be terminated by the applicable Segregated Series Secured Party in the same manner as the Segregated Series Secured Party may terminate the rights and obligations of the Servicer under the applicable section of such Segregated Series Lease. As soon as practicable after any termination of such appointment, the Servicer shall, at its expense, deliver all documents and records relating to the related ZVF Segregated Series Vehicle Collateral, including, without limitation, the most recent Fleet Report, to the applicable Segregated Series Secured Party or the Segregated Series Secured Party’s agent at such place or places as the applicable Segregated Series Secured Party may reasonably designate.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 4.1. Representations and Warranties of the Grantor. The Grantor represents and warrants to the Collateral Agent and each Secured Party as follows as of the date hereof and each Series Closing Date:

(a) The execution, delivery and performance by the Grantor of this Agreement (i) is within the Grantor’s limited liability company powers and has been duly authorized by all necessary limited liability company action, (ii) requires no action by or in respect of, or filing with, any Governmental Authority which has not been obtained and (iii) does not contravene, or constitute a default under, any Requirements of Law with respect to the Grantor or any Contractual Obligation with respect to the Grantor or result in the creation or imposition of any Lien on any property of the Grantor, except for Liens created by this Agreement. This Agreement has been executed and delivered by a duly authorized officer of the Grantor.

(b) No consent, action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution and delivery by the Grantor of this Agreement or for the performance of any of the Grantor’s obligations hereunder other than such consents, approvals, authorizations, registrations, declarations or filings as shall have been obtained by ZVF prior to the date hereof.

(c) This Agreement is a legal, valid and binding obligation of the Grantor enforceable against the Grantor in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).

(d) The Grantor owns and has good and marketable title to the Vehicle Collateral, free and clear of all Liens other than Permitted Liens. This Agreement constitutes a valid and continuing Lien on the Vehicle Collateral in favor of the Collateral Agent on behalf of the applicable Secured Party, which Lien has been perfected and is prior to all other Liens (other than Permitted Liens) and is enforceable as such as against creditors of and purchasers from the Grantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing.

(e) Other than the security interest granted to the Collateral Agent hereunder, the Grantor has not pledged, assigned, sold or granted a security interest in the Vehicle Collateral. All action necessary to protect and perfect the Collateral Agent’s security interest in the Vehicle Collateral has been duly and effectively taken. No security agreement, financing statement, equivalent security or lien instrument or continuation statement listing the Grantor as debtor covering all or any part of the Vehicle Collateral is on file or of record in any jurisdiction, except such as may have been filed, recorded or made by the Grantor in favor of the Collateral Agent in connection with this Agreement or the Trustee in connection with the Indenture, and the Grantor has not authorized any such filing.

(f) Its legal name is on the signature pages hereto and its location within the meaning of Section 9-307 of the applicable UCC is the State of Delaware. It will not change its name or the jurisdiction of its organization without 45 days prior written notice to the Collateral Agent.

SECTION 4.2. Representations and Warranties of the Servicer. The Servicer represents and warrants to the Collateral Agent and each Secured Party as follows as of the date hereof and each Series Closing Date:

(a) This Agreement has been duly authorized, executed and delivered on behalf of the Servicer and, assuming due authorization, execution and delivery by the other parties hereto, is a valid and legally binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).

(b) The execution, delivery and performance by the Servicer of this Agreement will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien, charge or encumbrance upon any of the property or assets of the Servicer pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or other similar agreement or instrument under which the Servicer is a debtor or guarantor (except to the extent that such conflict, breach, creation or imposition is not reasonably likely to result in a Material Adverse Effect) nor will such action result in a violation of any provision of applicable law or regulation (except to the extent that such violation is not reasonably likely to result in a Material Adverse Effect) or of the provisions of the Certificate of Incorporation or the By-Laws of the Servicer.

(c) There is no consent, approval, authorization, order, registration or qualification of or with any Governmental Authority having jurisdiction over the Servicer which is required for the execution, delivery and performance of this Agreement (except to the extent that the failure to obtain such consent, approval, authorization, order, registration or qualification is not reasonably likely to result in a Material Adverse Effect).

SECTION 4.3. Covenants of Grantor. The Grantor hereby agrees that:

(a) It shall take all action necessary to maintain and to perfect the Collateral Agent’s security interest on behalf of the related Secured Party in the applicable Vehicle Collateral in which it has an interest now in existence and hereafter acquired or created, including, without limitation, the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the liens and security interests granted hereunder.

(b) At any time and from time to time, upon the written request of the Collateral Agent, and at its sole expense, it will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Collateral Agent may reasonably deem desirable in obtaining the full benefits of this Collateral Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the liens and security interests granted hereby. It also hereby authorizes the Collateral Agent to file any such financing or continuation statement, at its expense. If any amount payable under or in connection with any of the Vehicle Collateral shall be or become evidenced by any promissory note, chattel paper or other instrument, such note, chattel paper or instrument shall be deemed to be held in trust and promptly pledged to the Collateral Agent hereunder, and shall, subject to the rights of any Person in whose favor a prior Lien has been perfected, be duly endorsed in a manner satisfactory to the Collateral Agent and delivered to the Collateral Agent promptly.

(c) It shall warrant and defend the Collateral Agent’s right, title and interest in and to the Vehicle Collateral and the Proceeds thereof, for the benefit of the related Secured Party against the claims and demands of all Persons whomsoever.

ARTICLE V

THE COLLATERAL AGENT

SECTION 5.1. Appointment. (a) Each Secured Party, by its execution of this Agreement, appoints the Collateral Agent as its agent under and for purposes of this Agreement. Each Secured Party authorizes the Collateral Agent to act on behalf of such Secured Party under this Agreement and, in the absence of other written instructions from a Secured Party with respect to the portion of the Vehicle Collateral securing such Secured Party (its “Related Vehicle Collateral”) as may be received from time to time by the Collateral Agent (with respect to which the Collateral Agent agrees that it will comply) to exercise such powers hereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof and to exercise such powers as are provided to each Secured Party with respect to its Related Vehicle Collateral under the Related Documents and with such powers as may be reasonably incidental thereto. The Collateral Agent is hereby irrevocably appointed the true and lawful attorney-in-fact of each of the Secured Parties, in its name and stead, for such purposes as are necessary or desirable to effectuate the provisions of this Agreement, including, without limitation, in exercising remedies upon or otherwise dealing with the Vehicle Collateral. Each such power of attorney is irrevocable and coupled with an interest.

(b) If any Secured Party represents in writing to the Collateral Agent that it has the right to act with respect to its Related Vehicle Collateral pursuant to the Related Documents, the Collateral Agent may conclusively rely upon such representation and shall exercise any and all rights, remedies, powers and privileges available to such Secured Party with respect to its Related Vehicle Collateral to the extent and in the manner directed by such Secured Party, at the expense of the Grantor and subject to the other provisions of this Agreement (including without limitation Section 5.4(g)), as permitted under the Related Documents, including, without limitation, the transmission of notices of default, repossession of Vehicles, and the institution of legal or administrative actions or proceedings; provided that in no event shall the Collateral Agent be required to act at such direction without receiving indemnity or security satisfactory to it in connection with such direction. Each of the Grantor and the Secured Parties agrees that the Collateral Agent may exercise such rights, remedies, powers and privileges in lieu of a Secured Party in accordance with the preceding sentence.

SECTION 5.2. Representations. The Collateral Agent hereby represents and warrants that (i) it is a New York banking corporation, duly organized, validly existing and in good standing under the laws of the State of New York and it has all requisite power and authority to enter into and perform its obligations under this Agreement and (ii) the execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate action on its part, and this Agreement is the legal, valid and binding obligation of the Collateral Agent, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally and by the application of equitable principles.

SECTION 5.3. Exculpatory Provisions. The Collateral Agent makes no representations as to the value or condition of the Vehicle Collateral or any part thereof, as to the status or designation of any Vehicle as a ZVF Vehicle or a ZVF Segregated Vehicle pursuant to

Section 2.2, as to the title of the Grantor thereto, as to the protection afforded by this Agreement, as to any statements, representations or warranties made by any Person (other than itself) in or in connection with this Agreement or any Related Document, as to the validity, execution (except its own execution), enforceability (except enforceability against itself), priority, perfection, legality or sufficiency of this Agreement or any Related Document or any documents or instruments referred to therein, or the sufficiency or effectiveness or perfection or priority of any Lien on any collateral described in this Agreement, or as to the validity or collectibility of any obligation contemplated by this Agreement, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for insuring the Vehicle Collateral or for the payment of taxes, charges, assessments or Liens upon the Vehicle Collateral or for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or otherwise perfecting or maintaining the perfection of its security interest in the Vehicle Collateral purported to be granted hereby or otherwise as to the maintenance of the Vehicle Collateral.

SECTION 5.4. Limitations on Duties of the Collateral Agent. (a) The Collateral Agent undertakes to perform only the duties expressly set forth herein and no implied duties shall be read into this Agreement. Nothing herein shall be deemed to constitute the Collateral Agent a trustee or fiduciary for any Secured Party.

(b) The Collateral Agent may exercise the rights and powers granted to it by this Agreement, together with such powers as are reasonably incidental thereto, but only pursuant to the terms of this Agreement.

(c) The Collateral Agent’s duty of care shall be solely to deal with the Vehicle Collateral as it would deal with property of its own, the Collateral Agent shall not be liable for any error of judgment made in good faith by an officer thereof, or for any action taken or omitted to be taken by it in accordance with this Agreement, except to the extent caused by the gross negligence or willful misconduct of the Collateral Agent.

(d) The Collateral Agent shall have no authority to grant, convey or assign the Certificates of Title or change the notation of a security interest thereon or deal with the Certificates of Title in any way except as expressly provided herein.

(e) The Collateral Agent shall have no liability or responsibility for (i) any release of Vehicle Collateral by the Servicer pursuant to Section 2.6 or (ii) any act of the Servicer taken in its own name or the name of the Collateral Agent.

(f) The Collateral Agent shall have no duty to calculate, compute or verify, and shall not be held in any manner responsible for the content of the Servicer’s Fleet Report, except to confirm that the certificate filed therewith conforms to the form of Exhibit A.

(g) Except as required by the specific terms of this Agreement, the Collateral Agent shall not be required to exercise any discretion and shall have no duty to exercise or to refrain from exercising any right, power, remedy or privilege granted to it hereby, or to take any affirmative action or refrain from taking any affirmative action hereunder, including with respect to the identification of funds referred to herein or the application thereof, unless directed to do so by the Secured Party specified herein as being entitled to direct the Collateral Agent hereunder or, as provided herein, the Servicer (and shall be fully protected in acting or refraining from acting pursuant to or in accordance with such directions, which shall be binding on each of the Secured Parties). Notwithstanding anything herein to the contrary, the Collateral Agent shall not be required to take any action (a) that in its reasonable opinion is or may be contrary to law or to the terms of this Agreement, any Related Document or any other agreement or instrument relating to the Vehicle Collateral, or (b) which might or would in its reasonable opinion subject it or any of its directors, officers, employees or agents to personal or financial liability unless it is indemnified hereunder to its satisfaction (and if any indemnity should become, in the reasonable determination of the Collateral Agent, inadequate, the Collateral Agent may call for additional indemnity and cease to act until such additional indemnity is given).

(h) The Collateral Agent may, in its sole discretion, retain counsel, independent accountants and other experts selected by it and may act in reliance upon the advice of such counsel, independent accountants and other experts concerning all matters pertaining to the agencies hereby created and its duties hereunder, and shall be held harmless and shall not be liable for any action taken or omitted to be taken by it in good faith in reliance upon or in accordance with the statements and advice of such counsel (or counsel to Zipcar or the Grantor), accountants and other experts.

(i) In the event that the Collateral Agent receives conflicting instructions delivered in accordance with this Agreement, the Collateral Agent shall have the right to seek instructions concerning its duties and actions under this Agreement from any court of competent jurisdiction. If the Collateral Agent receives unclear or conflicting instructions, it shall be entitled to refrain from taking action until clear or non-conflicting instructions are received, but shall inform the instructing party or parties promptly of its decision to refrain from taking such action. Without limiting the foregoing, in the event that the Collateral Agent receives unclear or conflicting instructions from the Secured Parties hereunder or there is any other disagreement between the other parties hereto resulting in adverse claims and demands being made in connection with the Vehicle Collateral, or in the event that the Collateral Agent in good faith is in doubt as to what action it should take hereunder, the Collateral Agent shall be entitled to retain the Vehicle Collateral until the Collateral Agent shall have received (i) a final order of a court of competent jurisdiction directing delivery of the Vehicle Collateral or (ii) a written agreement executed by the other parties hereto directing delivery of the Vehicle Collateral in which event the Collateral Agent shall disburse the Vehicle Collateral in accordance with such order or agreement. Upon request of the Collateral Agent, any such court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Collateral Agent to the effect that such order is final.

(j) The Collateral Agent shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, any Related Document or any other agreements or instruments relating to the Vehicle Collateral on the part of any party hereto or thereto or to inspect any books and records relating to the Vehicle Collateral other than as it determines necessary in the fulfillment of its own obligations hereunder.

(k) The Collateral Agent shall be entitled to rely on any communication, certificate, instrument, opinion, report, notice, paper or other document reasonably believed by it to be genuine and correct and to have been signed, given or sent by the proper Person or Persons. The Collateral Agent shall be entitled to assume that no Amortization Event, Limited Liquidation Event of Default or Liquidation Event of Default shall have occurred and be continuing and that a Collateral Account, and any funds on deposit in or to the credit of a Collateral Account, are not subject to any writ, order, judgment, warrant of attachment, execution or similar process (collectively, a “writ”), unless (i) in the case of any writ, the Collateral Agent has actual knowledge thereof or (ii) the Collateral Agent has received written notice from the Servicer, the Grantor or a Secured Party that an Amortization Event, Limited Liquidation Event of Default or Liquidation Event of Default has occurred or such writ has been issued and, in each case, continues to be in effect, which notice specifies the nature thereof.

(l) The Collateral Agent, in its individual capacity, may accept deposits from, lend money to and generally engage in any kind of business with the Servicer, the Grantor, any Manufacturer and their respective Affiliates as if it were not the agent of the Secured Parties.

(m) The Collateral Agent may act through agents, custodians and nominees and shall not be liable for any negligent act on the part of, or for the supervision of, any such agent, custodian or nominee so long as such agent, custodian or nominee is appointed with due care. The appointment of agents, custodians and nominees (other than legal counsel) pursuant to this clause (m) shall be subject to the prior consent of the Grantor, which consent shall not be unreasonably withheld. The possession of the Vehicle Collateral by such agents, custodians or nominees shall be deemed to be the possession by the Collateral Agent. No provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial or other liability in the performance of any duties hereunder or in the exercise of any rights and powers hereunder unless the Collateral Agent is provided with an indemnity from one or more of the Secured Parties or other Persons, satisfactory to the Collateral Agent in its sole discretion.

(n) Beyond the exercise of reasonable care in the custody thereof and such other duties as are expressly set forth in the Related Documents, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property and shall not be liable or responsible for any loss or diminution in the value of any of the Collateral by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Agent with due care.

(o) The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, nor for the validity of the title of the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral.

SECTION 5.5. Resignation and Removal of Collateral Agent. (a) The Collateral Agent may, at any time with or without cause by giving forty-five (45) days’ prior written notice to the Servicer, the Grantor and each of the Secured Parties, resign and be discharged of its responsibilities hereunder created, such resignation to become effective upon the appointment by the Secured Parties of a successor Collateral Agent, and the acceptance of such appointment by such successor Collateral Agent. The Servicer shall, promptly upon receipt thereof, provide a copy of the notice from the Collateral Agent referred to in the preceding sentence to each Rating Agency. The Collateral Agent may be removed with respect to all or a portion of the Vehicle Collateral by the Servicer at any time (with or without cause) upon thirty (30) days’ prior written notice by the Servicer to the Collateral Agent, the Grantor, the Secured Parties and each of the Rating Agencies, and the appointment by each of the Secured Parties of a successor Collateral Agent; provided, however, that (i) if the Servicer is in default (beyond all applicable grace and cure periods) of any obligation under this Agreement relating to the ZVF Vehicle Collateral or an Amortization Event with respect to any Series of Notes Outstanding has occurred and is continuing, the right of the Servicer to remove the Collateral Agent with respect to the ZVF Vehicle Collateral shall cease and the General Secured Party shall have the right to remove the Collateral Agent (with or without cause) with respect to the ZVF Vehicle Collateral upon thirty (30) days’ written notice to the Servicer, the Grantor, each Segregated Series Secured Party, the Collateral Agent and each of the Rating Agencies, if any, and (ii) if the Servicer is in default (beyond all applicable grace and cure periods) of any obligation under this Agreement relating to the ZVF Segregated Series Vehicle Collateral for any Segregated Series of Notes or an Amortization Event with respect to such Segregated Series of Notes has occurred and is continuing, the right of the Servicer to remove the Collateral Agent with respect to such ZVF Segregated Series Vehicle Collateral shall cease and the related Segregated Series Secured Party shall have the right to remove the Collateral Agent (with or without cause) with respect to the applicable ZVF Segregated Series Vehicle Collateral upon thirty (30) days’ written notice to the Servicer, the Grantor, each Segregated Series Secured Party, the Collateral Agent and each of the Rating Agencies; provided, further, that no removal of the Collateral Agent shall be effective until the appointment of a successor Collateral Agent and acceptance of such appointment by such Collateral Agent. Any removed Collateral Agent shall be entitled to its reasonable fees and expenses to the date the successor Collateral Agent assumes the Collateral Agent’s duties hereunder. The indemnification of Section 5.10 shall survive the termination of the other provisions of this Agreement as to the predecessor Collateral Agent. If no successor Collateral Agent shall be appointed and approved within thirty (30) days from the date of the giving of the aforesaid notice of resignation or within thirty (30) days from the date of such notice of removal, the Collateral Agent or any Secured Party may petition a court of competent jurisdiction to appoint a successor Collateral Agent to act until such time, if any, as a successor Collateral Agent shall be appointed as above provided. Any successor Collateral Agent so appointed by such court shall immediately upon its acceptance of such appointment without further act supersede any predecessor Collateral Agent. Upon the appointment of a successor Collateral Agent hereunder and its acceptance of such appointment, the predecessor Collateral Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement.

(b) The appointment, designation and acceptance referred to in Section 5.5(a) shall, after any required filing, be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement shall vest in such successor Collateral Agent, without any further act, deed or conveyance, all of the estate and title of its predecessors and upon such filing for record the successor Collateral Agent shall become fully vested with all the estates, properties, rights, powers, duties, authority and title of its predecessors; but any predecessor Collateral Agent shall nevertheless, on the written request of any Secured Party, the Servicer, the Grantor or any successor Collateral Agent empowered to act as such at the time any such request is made, execute and deliver an instrument without recourse or representation transferring to such successor all the estates, properties, rights, powers, duties, authority and title of such predecessor hereunder and shall deliver all securities and moneys held by it to such successor Collateral Agent. Upon the appointment of a successor Collateral Agent hereunder, the predecessor Collateral Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement; provided, however, that the predecessor Collateral Agent will be obligated to serve as nominee lienholder for the successor Collateral Agent with respect to those Vehicles on whose Certificate of Title the predecessor Collateral Agent had been named as lienholder prior to its resignation or removal pursuant to this Section 5.5.

SECTION 5.6. Qualification of Successors to Collateral Agent. Every successor to the Collateral Agent appointed pursuant to Section 5.5 (i) shall be a bank or trust company in good standing and having power so to act and incorporated under the laws of the United States or any State thereof or the District of Columbia, (ii) shall have capital, surplus and undivided profits of not less than $50,000,000, and (iii) shall have a long-term deposits rating of not less than “BBB-” by Standard & Poor’s and “Baa3” by Moody’s and, unless otherwise agreed to by Fitch, “BBB-” by Fitch. The appointment of any successor Collateral Agent pursuant to Section 5.5 shall be subject to the satisfaction of the Rating Agency Condition with respect to each Series of Notes Outstanding and each Segregated Collateral Agency Series Outstanding that are rated by a Rating Agency.

SECTION 5.7. Merger of the Collateral Agent. Any corporation into which the Collateral Agent may be merged, or with which it may be converted or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party shall be the Collateral Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto. The Collateral Agent shall give the Rating Agencies, if any, the Servicer, the Grantor and the Secured Parties prior written notice of any such merger, conversion or consolidation.

SECTION 5.8. Compensation and Expenses. The Servicer shall pay to the Collateral Agent, from time to time (i) compensation for its services hereunder for administering the Vehicle Collateral as the Collateral Agent and the Servicer shall from time to time agree in writing, and (ii) all reasonable out-of-pocket costs and expenses of the Collateral Agent (including reasonable fees and expenses of counsel) (A) arising in connection with the preparation, execution, delivery, or modification of this Agreement and/or the enforcement of any of the provisions hereof or (B) incurred in connection with the administration of the Vehicle Collateral, the sale or other disposition of the Vehicle Collateral pursuant to any Related Document and/or the preservation, protection or defense of the Collateral Agent’s rights under this Agreement and in and to the Vehicle Collateral.

SECTION 5.9. Stamp, Other Similar Taxes and Filing Fees. The Servicer shall indemnify and hold harmless the Collateral Agent from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, that may be assessed, levied or collected by any jurisdiction in connection with this Agreement or any Vehicle Collateral. The Servicer shall pay, or reimburse the Collateral Agent for, any and all amounts in respect of, all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts payable in respect of the execution, delivery, performance and/or enforcement of this Agreement.

SECTION 5.10. Indemnification. The Grantor shall pay, and indemnify and hold the Collateral Agent and each of the officers, employees, directors and agents thereof harmless from and against, any and all liabilities (including liabilities for penalties and liabilities arising or resulting from actions or suits), obligations, losses, judgments, demands, damages, claims, costs or expenses of any kind or nature whatsoever that may at any time be imposed on, incurred by, or asserted against, the Collateral Agent or any such officers, employees, directors or agents in any way relating to or arising out of the Vehicle Collateral and the execution, delivery, amendment, enforcement, performance and/or administration of this Agreement (and any agreements related thereto), including reasonable fees and expenses of counsel and other experts, and the Grantor shall reimburse a Secured Party for any payments made by such Secured Party to the Collateral Agent or any such officers, employees, directors or agents for any of the foregoing provided that such payments were permitted to be made by such Secured Party under the Related Documents; provided, however, that the Grantor shall not be liable for the payment of any portion of such liabilities (including liabilities for penalties and liabilities arising or resulting from actions or suits), obligations, losses, judgments, demands, damages, claims, costs or expenses of the Collateral Agent or any such officers, employees, directors or agents which are determined by a court of competent jurisdiction in a final proceeding to have resulted from the gross negligence or willful misconduct of the Collateral Agent or any such agent.

SECTION 5.11. Limitation of Liability. (a) In no event shall the Collateral Agent be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b) In no event shall the Collateral Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Collateral Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

SECTION 5.12. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the USA Patriot Act Deutsche Bank Trust Company Americas, like all financial institutions and in order to help fight the funding of terrorism and money laundering, are required to obtain, verify and record information that identifies each person or legal entity that establishes a relationship or opens an account. The parties to this Agreement agree that they will provide Deutsche Bank Trust Company Americas with such information as it may reasonably request in order for the Deutsche Bank Trust Company Americas to satisfy the requirements of the USA Patriot Act.

SECTION 5.13. Waiver of Set-Off by the Collateral Agent. The Collateral Agent hereby expressly waives any and all rights of setoff, abatement, diminution or deduction that it may otherwise at any time have under applicable law with respect to the Vehicle Collateral; provided, however, that this waiver shall apply only to obligations owed to the Collateral Agent in its individual capacity and not as an agent for the Secured Parties, and agrees that all Vehicle Collateral shall at all times be held and applied in accordance with the provisions hereof.

ARTICLE VI

MISCELLANEOUS

SECTION 6.1. Amendments, Supplements and Waivers. This Agreement may be amended, waived, terminated, supplemented or otherwise modified pursuant to a writing executed by the Collateral Agent, each Secured Party, the Grantor and the Servicer; provided, however, that this Agreement may be amended, waived, supplemented or otherwise modified without the consent of a Secured Party if such amendment, waiver, supplement or modification does not materially adversely affect the interests of such Secured Party (as evidenced by an Officer’s Certificate of the Servicer); provided, further, that this Agreement may be terminated with respect to a Secured Party without the consent of any other Secured Party. The initial effectiveness of any amendment or other modification to this Agreement shall be subject to the satisfaction of the Rating Agency Condition with respect to each Series of Notes Outstanding and each Segregated Collateral Agency Series Outstanding that are rated by a Rating Agency.

SECTION 6.2. Notices. All notices, amendments, waivers, consents and other communications provided to any party hereto under this Agreement shall be in writing and addressed, delivered or transmitted to such party at its address or facsimile number set forth on the signature pages hereof or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed by certified or registered mail and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted upon receipt of electronic confirmation of such, and shall be addressed at the address specified for such party on the signature pages hereto.

SECTION 6.3. Headings. Section, subsection and other headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

SECTION 6.4. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.5. Counterparts. This Agreement may be executed in separate counterparts and by the different parties on different counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 6.6. Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. The parties hereto may not assign either this Agreement or any of their respective rights, interests or obligations hereunder. Nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement or the Vehicle Collateral; provided, however, that a Noteholder may, subject to Section 9.6 of the Base Indenture, pursue any right, remedy or claim in respect of this Agreement or the Vehicle Collateral.

SECTION 6.7. Governing Law. THIS AGREEMENT AND ALL MATTERS ARISING OUT OF OR RELATING THERETO IN ANY WAY WHATSOEVER (WHETHER IN CONTRACT, TORT OR OTHERWISE) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6.8. Effectiveness. This Agreement shall become effective on the execution and delivery hereof and shall remain in effect until no Secured Party shall have any claim on the Vehicle Collateral. This Agreement shall constitute a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

SECTION 6.9. Termination of this Agreement. At any time that no amounts are then owing to the Secured Parties under the Related Documents and the Related Documents shall have been terminated, the Servicer may terminate this Agreement upon notice to the Collateral Agent and the Secured Parties, and the Collateral Agent shall take all actions reasonably requested by the Servicer, at the Servicer’s expense, to evidence the termination of this Agreement and the Collateral Agent’s interest in the Vehicle Collateral, including, without limitation, execute such documents and instruments as the Servicer may reasonably request in connection with such reassignment; provided, however, that Sections 5.3, 5.4(a), (c), and (e) through (k), 5.8, and the indemnification set forth in Sections 5.9 and 5.10 shall survive the termination of this Agreement.

SECTION 6.10. No Bankruptcy Petition Against the Grantor. Each of the Collateral Agent and the Servicer hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of the latest maturing Indenture Note, it will not institute against, or join with, encourage or cooperate with any other Person in instituting against, the Grantor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any Federal or state bankruptcy or similar law; provided, however, that nothing in this Section 6.10 shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Grantor or any Secured Party pursuant to this Agreement. The provisions of this Section 6.10 shall survive the termination of this Agreement, and the resignation or removal of the Collateral Agent.

SECTION 6.11. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Collateral Agent or any Secured Party, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

SECTION 6.12. Submission To Jurisdiction; Waivers. The Grantor and the Servicer hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Grantor or the Servicer, as the case may be, at its address set forth in Section 6.2 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

SECTION 6.13. Waiver of Jury Trial. THE COLLATERAL AGENT, THE GRANTOR, EACH SECURED PARTY AND THE SERVICER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 6.14. Insurance Notification. The Collateral Agent shall, promptly upon its receipt of notification of any termination of or proposed cancellation or nonrenewal of any insurance policies required to be maintained under any of the Related Documents, notify the related Secured Party of any such termination, proposed cancellation or nonrenewal.

SECTION 6.15. Waiver of Set-Off With Respect to the Grantor. Each of the Secured Parties hereby waives and relinquishes any right that it has or may have to set-off or to exercise any banker’s lien or any right of attachment or garnishment with respect to any funds at any time and from time to time on deposit in, or otherwise to the credit of, any account and any claims of the Grantor therein or with respect to any right to payment from the Grantor, it being understood, however, that nothing contained in this Section 6.15 shall, or is intended to, derogate from the assignment and security interest granted to any Secured Party under the Related Documents or the Collateral Agent under this Agreement or impair any rights of the Secured Parties or the Collateral Agent hereunder or thereunder.

SECTION 6.16. Confidentiality. Each party hereto (other than Zipcar and the Grantor) agrees that it shall not disclose any Confidential Information to any Person without the prior written consent of Zipcar or the Grantor, as the case may be, other than (a) to any Secured Party or the Collateral Agent, and then only on a confidential basis, (b) as required by any law, rule or regulation or any judicial process of which Zipcar or the Grantor, as the case may be, has knowledge; provided that any party hereto may disclose Confidential Information as required by law, rule or regulation or any judicial process of which Zipcar or the Grantor, as the case may be, does not have knowledge if such party is prohibited by law from disclosing such requirement to Zipcar or the Grantor, as the case may be, and (c) in the course of litigation with Zipcar, the Grantor, or any Secured Party.

“Confidential Information” means information that Zipcar or the Grantor, furnishes to a Secured Party on a confidential basis, but does not include any such information that is or becomes generally available to the public other than as a result of a disclosure by such Secured Party or other Person to which such Secured Party delivered such information or that is or becomes available to such Secured Party from a source other than Zipcar or the Grantor provided that such source is not (1) known to such Secured Party to be bound by a confidentiality agreement with Zipcar or the Grantor, or (2) known to such Secured Party to be otherwise prohibited from transmitting the information by a contractual, legal or fiduciary obligation.

SECTION 6.17. No Recourse. The obligations of the Grantor under this Agreement are solely the obligations of the Grantor. No recourse shall be had for the payment of any amount owing in respect of any fee hereunder or any other obligation or claim arising out of or based upon this Agreement against any member, employee, officer or director of the Grantor. Fees, expenses, costs or other obligations payable by the Grantor hereunder shall be payable by the Grantor to the extent and only to the extent that the Grantor is reimbursed therefor pursuant to any of the Related Documents. In the event that the Grantor is not reimbursed for such fees, expenses, costs or other obligations, the excess unpaid amount of such fees, expenses, costs or other obligations shall in no event constitute a claim (as defined in Section 101 of the Bankruptcy Code) against, or corporate obligation of, the Grantor. Nothing in this Section 6.17 shall be construed to limit the Collateral Agent from exercising its rights hereunder with respect to the Collateral.

SECTION 6.18. Trustee Protections. In acting under and by virtue of this Agreement, the Trustee shall have all of the rights, protections and immunities granted to it under the other Related Documents.

IN WITNESS WHEREOF, each party hereto has executed this Agreement or caused this Agreement to be duly executed by its officer thereunto duly authorized as of the day and year first above written.

ZIPCAR VEHICLE FINANCING LLC, as Grantor

By:		/s/ Edward Goldfinger
	Name:	Edward Goldfinger
	Title:	Treasurer

Address:	25 First Street
Cambridge, MA 02141
Attention:	Maria Stahl
Telephone:	(617) 995-4231
Facsimile:	(617) 995-4300

ZIPCAR, INC., as Servicer

By:		/s/ Scott W. Griffith
	Name:	Scott W. Griffith
	Title:	CEO

Address:	25 First Street
Cambridge, MA 02141
Attention:	Edward Goldfinger
Telephone:	(617) 995-4231
Facsimile:	(617) 995-4300

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Secured Party, not in its individual capacity but solely as Trustee

By:		/s/ Irene Siegel
	Name:	Irene Siegel
	Title:	Vice President

By:		/s/ Maria Inoa
	Name:	Maria Inoa
	Title:	Associate

Address:	60 Wall Street 26th Floor, Mail Stop NYC60-2606 New York, New York 10005

Attention:	Alternative and Structured Finance Services
Telephone:	(212) 250-2946
Facsimile:	(212) 553-2460

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Collateral Agent

By:		/s/ Irene Siegel
	Name:	Irene Siegel
	Title:	Vice President

By:		/s/ Maria Inoa
	Name:	Maria Inoa
	Title:	Associate

Address:	60 Wall Street 26th Floor, Mail Stop NYC60-2606 New York, New York 10005

Attention:	Alternative and Structured Finance Services
Telephone:	(212) 250-2946
Facsimile:	(212) 553-2460

EXHIBIT A

SERVICER’S FLEET REPORT

Pursuant to Sections 2.3 and 2.5 of the Collateral Agency Agreement dated as of May 24, 2010, among ZIPCAR VEHICLE FINANCING LLC, as grantor, ZIPCAR, INC., as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, as trustee, as a Secured Party and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the “Collateral Agency Agreement”), the Servicer hereby certifies that attached hereto is (1) a report which shows for each of the ZVF Vehicles and the ZVF Segregated Vehicles (noting the particular Segregated Series with respect to which such ZVF Segregated Vehicle is pledged) as of [the last day of] [the fifteenth day of]                      20    : (a) the VINs with respect to each such Vehicle, (b) the date of the original purchase of such Vehicle, (c) the Capitalized Cost, the Third-Party Market Value and the Net Book Value of each such Vehicle, and (e) the state in which each such Vehicle is titled, (2) a list of all locations in which the Certificates of Title for the ZVF Vehicles and the ZVF Segregated Vehicles are held by the Servicer or Servicer’s Agents as of the last day of such month and the name and address of all Servicer’s Agents as of the last day of such month and (3) a report that provides, on a confidential basis, (A) the actual mileage of each such Vehicle as of its last check-in and (B) the date of the last check-in of each such Vehicle. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Collateral Agency Agreement.

Duly certified and executed, this      day of                    , 20    .

ZIPCAR, INC., as Servicer

By:
Name:
Title:

A-1

EXHIBIT B

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent (the “Collateral Agent”) under that certain Collateral Agency Agreement, dated as of May 24, 2010, among ZIPCAR VEHICLE FINANCING LLC, as grantor, ZIPCAR, INC., as Servicer DEUTSCHE BANK TRUST COMPANY AMERICAS, as trustee, as a Secured Party and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the “Collateral Agency Agreement”) does hereby make, constitute and appoint ZIPCAR, INC., as Servicer, its true and lawful Attorney(s)-in-Fact for it and in its name, stead and behalf to execute any and all documents and instruments (i) to note the Collateral Agent as the holder of a first Lien on the Certificates of Title relating to the [ZVF Vehicles][ZVF Segregated Vehicles leased pursuant to the Segregated Series Lease relating to [            ]], and/or otherwise ensure that the first Lien shown on any and all such Certificates of Title is in the name of the Collateral Agent, (ii) to release the Collateral Agent’s Lien on any such Certificate of Title, in connection with the sale or disposition of any Vehicle permitted pursuant to the provisions of Section 2.6 of the Collateral Agency Agreement and (iii) to appoint individual representatives of ZIPCAR, INC. as attorneys-in-fact to fulfill the purposes of this Power of Attorney. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Collateral Agency Agreement.

GIVING AND GRANTING unto said attorney(s) full power and authority to do and perform each and every act and thing whatsoever, requisite, necessary or proper to be done in furtherance of the foregoing.

The powers and authority granted hereunder shall, unless sooner revoked by the Collateral Agent in accordance with Section 2.5 of the Collateral Agency Agreement or following the resignation or removal of the Collateral Agent under the Collateral Agency Agreement, cease upon the termination of the Collateral Agency Agreement. All powers of attorney for this purpose heretofore filed or executed by the Collateral Agent are hereby revoked.

B-1

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed on its behalf on this          day of                     , 20    .

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

B-2

STATE OF NEW YORK	)
: ss.:
COUNTY OF NEW YORK	)

Subscribed and sworn before me, a notary public, in and for said county and state, this          day of                     , 20    .

Notary Public

My Commission Expires:

B-3